UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  September 3, 2003


                          CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                  000  -  28600             54-1242469

(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of  incorporation)                                   Identification  No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------


ITEM 5. OTHER EVENTS
--------------------

On September 3, 2003, CCC Information Services Group Inc. issued a press release to announce that a new member had been named to its board of directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
-------     ------------------------------------

(a)     Financial Statements of Business Acquired

        Not Applicable.

(b)     Pro Forma Financial Information

        Not Applicable.

(c)     Exhibits

        99.1  Press Release issued September 3, 2003.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 3, 2003                  CCC INFORMATION SERVICES GROUP INC.


                                          By:  /s/ Githesh Ramamurthy
                                               ----------------------
                                               Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1            Press Release issued September 3, 2003.